UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01796

Fidelity Destiny Portfolios

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2020

Item 1.

Reports to Stockholders

Fidelity Advisor® Diversified Stock Fund

Annual Report

September 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class O	26.50%	15.33%	14.02%
Class A (incl. 5.75% sales charge)	18.80%	13.57%	12.96%
Class M (incl. 3.50% sales charge)	21.24%	13.68%	12.77%
Class C (incl. contingent deferred sales charge)	23.87%	13.86%	12.58%
Class I	26.32%	15.16%	13.83%
Class Z	26.47%	15.29%	13.92%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class A on September 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,840	Fidelity Advisor® Diversified Stock Fund - Class A
$36,244	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 15.15% for the 12 months ending September 30, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, following a surge in COVID-19 cases outside China. The downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24, with recent strength supported by near-term potential for a COVID-19 vaccine breakthrough and signs of an early recovery in economic activity. The historic rally continued until September 2, when the S&P 500 achieved an all-time high, before retreating and returning -3.80% for the month, partly due to the inability of Congress to reach a deal on additional stimulus funding. Growth stocks dominated value shares for the year. By sector, information technology (+47%) led. In contrast, energy (-45%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Daniel Kelley:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 25% to 27%, outperforming the S&P 500® Index. The top contributor to performance versus the benchmark was security selection and overweighting in information technology. Also bolstering the fund's relative result was an underweighting and stock selection in energy and stock picks and an overweighting in consumer discretionary. The fund's biggest individual relative contributor was an outsized stake in Nvidia, which gained 210% the past year. The company was among our biggest holdings. Our second-largest relative contributor this period was avoiding Exxon Mobil, a benchmark component that returned -48%. Another notable relative contributor was our lighter-than-benchmark stake in Boeing (-56%), a position not held at period end. In contrast, the biggest detractor from performance versus the benchmark was an overweighting in health care. Also hampering the fund's relative performance was an underweighting in industrials and real estate. The fund's largest individual relative detractor was our lighter-than-benchmark stake in Apple, which gained 109% the past 12 months. The company was among the fund's biggest holdings. Also hurting performance was our overweighting in Wells Fargo, which returned about -50%. This was a stake we established the past year. Also hindering performance was an underweighting in PayPal Holdings, which gained 90%. PayPal was not held at period end. Notable changes in positioning include reduced exposure to the financials sector and a higher allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2020

% of fund's net assets
Microsoft Corp.	6.5
Amazon.com, Inc.	5.9
Apple, Inc.	4.8
Facebook, Inc. Class A	3.2
Alphabet, Inc. Class C	3.0
NVIDIA Corp.	2.5
Salesforce.com, Inc.	1.9
MasterCard, Inc. Class A	1.9
Alibaba Group Holding Ltd. sponsored ADR	1.7
UnitedHealth Group, Inc.	1.7
33.1

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Information Technology	29.7
Consumer Discretionary	16.8
Health Care	14.7
Communication Services	10.1
Industrials	8.2

Asset Allocation (% of fund's net assets)

As of September 30, 2020*
Stocks	99.5%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 11.1%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
COMMUNICATION SERVICES - 10.1%
Entertainment - 2.2%
Activision Blizzard, Inc.	229,625	$18,588,144
Electronic Arts, Inc. (a)	139,988	18,255,835
Netflix, Inc. (a)	15,415	7,707,962
Sea Ltd. ADR (a)	14,900	2,295,196
WME Entertainment Parent, LLC Class A (a)(b)(c)(d)	2,673,426	3,983,405
		50,830,542
Interactive Media & Services - 6.2%
Alphabet, Inc. Class C (a)	49,761	73,128,766
Facebook, Inc. Class A (a)	288,800	75,636,720
		148,765,486
Media - 0.4%
Cable One, Inc.	500	942,715
Charter Communications, Inc. Class A (a)	14,200	8,865,628
		9,808,343
Wireless Telecommunication Services - 1.3%
T-Mobile U.S., Inc.	276,300	31,597,668

TOTAL COMMUNICATION SERVICES		241,002,039

CONSUMER DISCRETIONARY - 16.8%
Automobiles - 0.1%
Thor Industries, Inc.	22,600	2,152,876
Diversified Consumer Services - 0.0%
Bright Horizons Family Solutions, Inc. (a)	3,700	562,548
Hotels, Restaurants & Leisure - 1.2%
Churchill Downs, Inc.	29,972	4,910,013
Marriott International, Inc. Class A	98,300	9,100,614
Penn National Gaming, Inc. (a)	109,100	7,931,570
Starbucks Corp.	80,482	6,915,013
Wynn Resorts Ltd.	8,700	624,747
		29,481,957
Household Durables - 2.7%
D.R. Horton, Inc.	73,900	5,589,057
Lennar Corp. Class A	338,000	27,607,840
NVR, Inc. (a)	2,060	8,411,227
Toll Brothers, Inc. (e)	218,600	10,637,076
Whirlpool Corp.	69,700	12,817,133
		65,062,333
Internet & Direct Marketing Retail - 8.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	136,487	40,124,448
Amazon.com, Inc. (a)	44,900	141,377,977
eBay, Inc.	60,900	3,172,890
JD.com, Inc. sponsored ADR (a)	108,200	8,397,402
MercadoLibre, Inc. (a)	5,707	6,177,713
Pinduoduo, Inc. ADR (a)	50,502	3,744,723
Revolve Group, Inc. (a)	15,100	248,093
		203,243,246
Leisure Products - 0.3%
BRP, Inc.	38,200	2,018,227
Callaway Golf Co.	21,300	407,682
New Academy Holding Co. LLC unit (a)(c)(f)	60,000	4,453,800
		6,879,709
Multiline Retail - 0.8%
Dollar General Corp.	91,275	19,133,066
Specialty Retail - 2.0%
Lowe's Companies, Inc.	47,900	7,944,694
RH (a)	1,900	726,978
The Home Depot, Inc.	121,350	33,700,109
TJX Companies, Inc.	111,925	6,228,626
		48,600,407
Textiles, Apparel & Luxury Goods - 1.2%
Aritzia LP (a)	43,700	572,033
Moncler SpA	51,000	2,091,627
NIKE, Inc. Class B	187,334	23,517,910
Tory Burch LLC (a)(b)(c)(d)	28,846	1,497,958
		27,679,528

TOTAL CONSUMER DISCRETIONARY		402,795,670

CONSUMER STAPLES - 4.5%
Beverages - 1.3%
Monster Beverage Corp. (a)	388,494	31,157,219
Nongfu Spring Co. Ltd. (H Shares) (a)	109,800	498,843
		31,656,062
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	44,168	15,679,640
Kroger Co.	137,266	4,654,690
Laird Superfood, Inc.	3,500	160,545
Performance Food Group Co. (a)	109,600	3,794,352
U.S. Foods Holding Corp. (a)	48,100	1,068,782
Walmart, Inc.	152,501	21,336,415
		46,694,424
Food Products - 0.5%
Beyond Meat, Inc. (a)(e)	22,200	3,686,532
Mondelez International, Inc.	117,243	6,735,610
		10,422,142
Household Products - 0.3%
Clorox Co.	37,900	7,965,443
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	25,804	5,631,723
Tobacco - 0.2%
Swedish Match Co. AB	51,600	4,222,098

TOTAL CONSUMER STAPLES		106,591,892

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Cabot Oil & Gas Corp.	360,500	6,258,280
Hess Corp.	13,614	557,221
Reliance Industries Ltd.	15,945	293,361
Reliance Industries Ltd.	239,181	7,274,566
Reliance Industries Ltd. sponsored GDR (g)	245,700	14,938,560
		29,321,988
FINANCIALS - 6.7%
Banks - 1.9%
Bank of America Corp.	855,080	20,598,877
JPMorgan Chase & Co.	143,787	13,842,374
Truist Financial Corp.	14,177	539,435
Wells Fargo & Co.	460,714	10,831,386
		45,812,072
Capital Markets - 3.1%
BlackRock, Inc. Class A	14,400	8,115,120
London Stock Exchange Group PLC	62,282	7,144,798
MarketAxess Holdings, Inc.	7,100	3,419,289
Moody's Corp.	62,259	18,045,771
Morningstar, Inc.	45,013	7,229,538
MSCI, Inc.	19,500	6,957,210
S&P Global, Inc.	53,417	19,262,170
XP, Inc. Class A (a)	91,600	3,818,804
		73,992,700
Consumer Finance - 0.1%
Capital One Financial Corp.	36,700	2,637,262
Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc. Class B (a)	85,259	18,155,051
KKR Renaissance Co-Invest LP unit (a)(c)	15,316	6,601,959
		24,757,010
Insurance - 0.6%
Arthur J. Gallagher & Co.	35,300	3,726,974
Progressive Corp.	80,400	7,611,468
RenaissanceRe Holdings Ltd.	10,900	1,850,166
		13,188,608

TOTAL FINANCIALS		160,387,652

HEALTH CARE - 14.7%
Biotechnology - 2.5%
AbbVie, Inc.	54,381	4,763,232
Acceleron Pharma, Inc. (a)	29,713	3,343,604
Alexion Pharmaceuticals, Inc. (a)	13,400	1,533,362
Argenx SE ADR (a)	6,861	1,801,150
Biogen, Inc.(a)	7,396	2,098,097
Insmed, Inc. (a)	21,000	674,940
Neurocrine Biosciences, Inc. (a)	14,100	1,355,856
Poseida Therapeutics, Inc. (a)	10,100	89,587
Prelude Therapeutics, Inc.	10,200	307,326
Regeneron Pharmaceuticals, Inc. (a)	61,982	34,696,284
Revolution Medicines, Inc.	40,900	1,423,320
Sarepta Therapeutics, Inc. (a)	2,900	407,247
Vertex Pharmaceuticals, Inc. (a)	23,172	6,305,565
		58,799,570
Health Care Equipment & Supplies - 3.7%
Becton, Dickinson & Co.	50,489	11,747,781
Danaher Corp.	148,121	31,894,895
DexCom, Inc. (a)	19,328	7,967,581
Hologic, Inc. (a)	116,200	7,723,814
Intuitive Surgical, Inc. (a)	21,697	15,394,889
Masimo Corp. (a)	60,128	14,193,816
Outset Medical, Inc.	4,100	205,000
		89,127,776
Health Care Providers & Services - 2.8%
1Life Healthcare, Inc. (a)	103,816	2,944,222
Centene Corp. (a)	161,417	9,415,454
Cigna Corp.	89,035	15,083,419
UnitedHealth Group, Inc.	126,923	39,570,784
		67,013,879
Life Sciences Tools & Services - 1.9%
10X Genomics, Inc. (a)	50,800	6,333,744
Bruker Corp.	243,457	9,677,416
Thermo Fisher Scientific, Inc.	69,294	30,594,687
		46,605,847
Pharmaceuticals - 3.8%
AstraZeneca PLC sponsored ADR	222,442	12,189,822
Bristol-Myers Squibb Co.	43,900	2,646,731
Eli Lilly & Co.	151,351	22,402,975
Royalty Pharma PLC	254,800	10,719,436
Sanofi SA sponsored ADR	487,670	24,466,404
Zoetis, Inc. Class A	105,383	17,427,187
		89,852,555

TOTAL HEALTH CARE		351,399,627

INDUSTRIALS - 8.2%
Aerospace & Defense - 1.2%
Lockheed Martin Corp.	40,583	15,554,652
Northrop Grumman Corp.	44,386	14,003,339
		29,557,991
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. Class B	130,200	21,695,226
Airlines - 0.3%
Southwest Airlines Co.	179,900	6,746,250
Building Products - 0.5%
Fortune Brands Home & Security, Inc.	26,000	2,249,520
The AZEK Co., Inc.	72,400	2,520,244
Trane Technologies PLC	58,600	7,105,250
		11,875,014
Commercial Services & Supplies - 0.4%
Cintas Corp.	10,500	3,494,715
Copart, Inc. (a)	45,000	4,732,200
		8,226,915
Construction & Engineering - 0.2%
Quanta Services, Inc.	98,500	5,206,710
Electrical Equipment - 1.4%
AMETEK, Inc.	138,769	13,793,639
Generac Holdings, Inc. (a)	40,200	7,784,328
Rockwell Automation, Inc.	55,743	12,301,365
		33,879,332
Industrial Conglomerates - 0.1%
General Electric Co.	67,900	423,017
Roper Technologies, Inc.	3,900	1,540,929
		1,963,946
Machinery - 1.2%
Caterpillar, Inc.	69,693	10,394,711
Deere & Co.	70,000	15,514,100
Otis Worldwide Corp.	38,400	2,396,928
		28,305,739
Professional Services - 1.0%
Equifax, Inc.	63,900	10,025,910
Experian PLC	215,360	8,092,018
IHS Markit Ltd.	87,375	6,859,811
		24,977,739
Road & Rail - 1.0%
Old Dominion Freight Lines, Inc.	14,900	2,695,708
Uber Technologies, Inc. (a)	562,472	20,518,979
		23,214,687

TOTAL INDUSTRIALS		195,649,549

INFORMATION TECHNOLOGY - 29.6%
IT Services - 5.4%
Accenture PLC Class A	71,550	16,169,585
Adyen BV (a)(g)	2,422	4,467,341
Black Knight, Inc. (a)	78,107	6,799,214
Fidelity National Information Services, Inc.	171,540	25,252,403
GoDaddy, Inc. (a)	23,500	1,785,295
MasterCard, Inc. Class A	132,819	44,915,401
MongoDB, Inc. Class A (a)	4,282	991,326
Square, Inc. (a)	19,500	3,169,725
VeriSign, Inc. (a)	10,700	2,191,895
Visa, Inc. Class A	114,417	22,879,967
		128,622,152
Semiconductors & Semiconductor Equipment - 8.3%
Advanced Micro Devices, Inc. (a)	115,300	9,453,447
Analog Devices, Inc.	7,343	857,222
ASML Holding NV	44,037	16,261,543
KLA-Tencor Corp.	34,300	6,645,282
Lam Research Corp.	37,427	12,416,407
Marvell Technology Group Ltd.	786,741	31,233,618
NVIDIA Corp.	112,325	60,792,537
NXP Semiconductors NV	185,855	23,196,563
Qualcomm, Inc.	226,881	26,699,356
SolarEdge Technologies, Inc. (a)	5,600	1,334,760
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	29,900	2,423,993
Universal Display Corp.	6,400	1,156,736
Xilinx, Inc.	60,400	6,296,096
		198,767,560
Software - 10.8%
Adobe, Inc. (a)	54,229	26,595,528
Aspen Technology, Inc. (a)	31,527	3,991,003
Cloudflare, Inc. (a)	37,746	1,549,851
Duck Creek Technologies, Inc. (a)	2,500	113,575
Dynatrace, Inc. (a)	70,900	2,908,318
HubSpot, Inc. (a)	20,800	6,078,384
Intuit, Inc.	27,200	8,872,912
LivePerson, Inc. (a)	85,800	4,460,742
Microsoft Corp.	738,891	155,410,947
Salesforce.com, Inc. (a)	184,650	46,406,238
Tenable Holdings, Inc. (a)	22,500	849,375
Workday, Inc. Class A (a)	3,800	817,494
		258,054,367
Technology Hardware, Storage & Peripherals - 5.1%
Apple, Inc.	1,002,400	116,087,944
Samsung Electronics Co. Ltd.	154,670	7,719,374
		123,807,318

TOTAL INFORMATION TECHNOLOGY		709,251,397

MATERIALS - 4.9%
Chemicals - 2.6%
Air Products & Chemicals, Inc.	57,641	17,168,948
Albemarle Corp. U.S.	10,100	901,728
DuPont de Nemours, Inc.	360,100	19,978,348
Huntsman Corp.	20,500	455,305
Sherwin-Williams Co.	23,269	16,212,443
The Chemours Co. LLC	361,900	7,567,329
		62,284,101
Containers & Packaging - 0.2%
Avery Dennison Corp.	32,756	4,187,527
Metals & Mining - 2.1%
Barrick Gold Corp.	591,503	16,627,149
Franco-Nevada Corp.	10,599	1,481,098
Freeport-McMoRan, Inc.	1,111,700	17,386,988
Newmont Corp.	254,400	16,141,680
		51,636,915

TOTAL MATERIALS		118,108,543

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.4%
American Tower Corp.	82,218	19,874,557
Crown Castle International Corp.	80,403	13,387,100
		33,261,657
Real Estate Management & Development - 0.1%
KE Holdings, Inc. ADR (a)	50,500	3,095,650

TOTAL REAL ESTATE		36,357,307

UTILITIES - 1.3%
Electric Utilities - 1.3%
NextEra Energy, Inc.	113,879	31,608,255
TOTAL COMMON STOCKS
(Cost $1,530,822,579)		2,382,473,919

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Topgolf International, Inc. Series F (a)(c)(d)	78,650	904,475
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Yanka Industries, Inc. Series E (c)(d)	165,574	2,000,001
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $3,088,006)		2,904,476

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.10% (h)	8,103,184	8,104,804
Fidelity Securities Lending Cash Central Fund 0.10% (h)(i)	11,834,930	11,836,114
TOTAL MONEY MARKET FUNDS
(Cost $19,940,918)		19,940,918
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $1,553,851,503)		2,405,319,313
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(10,580,367)
NET ASSETS - 100%		$2,394,738,946

Legend

 (a) Non-income producing

 (b) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,441,598 or 0.8% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,405,901 or 0.8% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
KKR Renaissance Co-Invest LP unit	7/25/13	$1,615,838
New Academy Holding Co. LLC unit	8/1/11	$6,324,000
Topgolf International, Inc. Series F	11/10/17	$1,088,005
Tory Burch LLC	5/14/15	$2,039,212
WME Entertainment Parent, LLC Class A	8/16/16	$4,999,999
Yanka Industries, Inc. Series E	5/15/20	$2,000,001

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$335,510
Fidelity Securities Lending Cash Central Fund	59,409
Total	$394,919

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$241,002,039	$237,018,634	$--	$3,983,405
Consumer Discretionary	403,700,145	396,843,912	4,453,800	2,402,433
Consumer Staples	106,591,892	106,093,049	498,843	--
Energy	29,321,988	21,754,061	7,567,927	--
Financials	160,387,652	146,640,895	13,746,757	--
Health Care	351,399,627	351,399,627	--	--
Industrials	195,649,549	187,557,531	8,092,018	--
Information Technology	711,251,398	704,784,056	4,467,341	2,000,001
Materials	118,108,543	118,108,543	--	--
Real Estate	36,357,307	36,357,307	--	--
Utilities	31,608,255	31,608,255	--	--
Money Market Funds	19,940,918	19,940,918	--	--
Total Investments in Securities:	$2,405,319,313	$2,358,106,788	$38,826,686	$8,385,839

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.9%
Cayman Islands	2.4%
Netherlands	2.0%
Bermuda	1.7%
France	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value (including securities loaned of $11,872,782) — See accompanying schedule: Unaffiliated issuers (cost $1,533,910,585)	$2,385,378,395
Fidelity Central Funds (cost $19,940,918)	19,940,918
Total Investment in Securities (cost $1,553,851,503)		$2,405,319,313
Cash		1,375,585
Restricted cash		105,208
Foreign currency held at value (cost $36,112)		36,628
Receivable for investments sold		11,606,368
Receivable for fund shares sold		329,211
Dividends receivable		587,050
Distributions receivable from Fidelity Central Funds		789
Prepaid expenses		4,372
Other receivables		57,548
Total assets		2,419,422,072
Liabilities
Payable for investments purchased	$10,539,961
Payable for fund shares redeemed	694,371
Accrued management fee	793,428
Distribution and service plan fees payable	108,896
Other affiliated payables	126,551
Other payables and accrued expenses	587,294
Collateral on securities loaned	11,832,625
Total liabilities		24,683,126
Net Assets		$2,394,738,946
Net Assets consist of:
Paid in capital		$1,454,194,892
Total accumulated earnings (loss)		940,544,054
Net Assets		$2,394,738,946
Net Asset Value and Maximum Offering Price
Class O:
Net Asset Value, offering price and redemption price per share ($1,935,829,363 ÷ 63,323,553 shares)		$30.57
Class A:
Net Asset Value and redemption price per share ($314,622,292 ÷ 10,634,868 shares)(a)		$29.58
Maximum offering price per share (100/94.25 of $29.58)		$31.38
Class M:
Net Asset Value and redemption price per share ($42,561,596 ÷ 1,454,167 shares)(a)		$29.27
Maximum offering price per share (100/96.50 of $29.27)		$30.33
Class C:
Net Asset Value and offering price per share ($30,556,191 ÷ 1,079,587 shares)(a)		$28.30
Class I:
Net Asset Value, offering price and redemption price per share ($58,885,848 ÷ 1,854,535 shares)		$31.75
Class Z:
Net Asset Value, offering price and redemption price per share ($12,283,656 ÷ 390,957 shares)		$31.42

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$25,267,200
Interest		2,934
Income from Fidelity Central Funds (including $59,409 from security lending)		394,919
Total income		25,665,053
Expenses
Management fee	$8,690,674
Transfer agent fees	2,840,194
Distribution and service plan fees	1,207,352
Accounting fees	651,545
Custodian fees and expenses	129,319
Independent trustees' fees and expenses	12,597
Registration fees	98,971
Audit	86,814
Legal	8,922
Miscellaneous	26,756
Total expenses before reductions	13,753,144
Expense reductions	(2,233,644)
Total expenses after reductions		11,519,500
Net investment income (loss)		14,145,553
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	102,346,347
Fidelity Central Funds	(2,499)
Foreign currency transactions	(852)
Futures contracts	233,812
Total net realized gain (loss)		102,576,808
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $372,526)	397,731,134
Assets and liabilities in foreign currencies	6,428
Futures contracts	199,549
Total change in net unrealized appreciation (depreciation)		397,937,111
Net gain (loss)		500,513,919
Net increase (decrease) in net assets resulting from operations		$514,659,472

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,145,553	$16,241,321
Net realized gain (loss)	102,576,808	57,041,772
Change in net unrealized appreciation (depreciation)	397,937,111	(144,433,153)
Net increase (decrease) in net assets resulting from operations	514,659,472	(71,150,060)
Distributions to shareholders	(67,891,900)	(224,345,458)
Share transactions - net increase (decrease)	(97,281,301)	68,491,990
Total increase (decrease) in net assets	349,486,271	(227,003,528)
Net Assets
Beginning of period	2,045,252,675	2,272,256,203
End of period	$2,394,738,946	$2,045,252,675

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Diversified Stock Fund Class O

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$24.95	$28.95	$26.07	$22.27	$21.04
Income from Investment Operations
Net investment income (loss)A	.20	.22	.21	.39	.38
Net realized and unrealized gain (loss)	6.28	(1.33)	4.95	3.80	2.57
Total from investment operations	6.48	(1.11)	5.16	4.19	2.95
Distributions from net investment income	(.22)	(.17)	(.35)	(.36)B	(.36)
Distributions from net realized gain	(.64)	(2.71)	(1.93)	(.03)B	(1.36)
Total distributions	(.86)	(2.89)C	(2.28)	(.39)	(1.72)
Net asset value, end of period	$30.57	$24.95	$28.95	$26.07	$22.27
Total ReturnD	26.50%	(2.68)%E	21.08%E	18.99%E	15.05%E
Ratios to Average Net AssetsF,G
Expenses before reductions	.57%	.57%	.47%	.48%	.47%
Expenses net of fee waivers, if any	.46%	.46%	.47%	.48%	.47%
Expenses net of all reductions	.45%	.46%	.46%	.48%	.47%
Net investment income (loss)	.74%	.88%	.78%	1.61%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$1,935,829	$1,640,484	$1,855,761	$1,763,983	$1,509,620
Portfolio turnover rateH	78%	95%	103%	77%	46%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans. These sales charges and other fees were discontinued effective November 16, 2018 in conjunction with the termination of the Destiny Plans.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified Stock Fund Class A

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$24.17	$28.14	$25.40	$21.71	$20.55
Income from Investment Operations
Net investment income (loss)A	.10	.12	.11	.30	.30
Net realized and unrealized gain (loss)	6.08	(1.30)	4.82	3.70	2.51
Total from investment operations	6.18	(1.18)	4.93	4.00	2.81
Distributions from net investment income	(.13)	(.08)	(.26)	(.28)B	(.29)
Distributions from net realized gain	(.64)	(2.71)	(1.93)	(.03)B	(1.36)
Total distributions	(.77)	(2.79)	(2.19)	(.31)	(1.65)
Net asset value, end of period	$29.58	$24.17	$28.14	$25.40	$21.71
Total ReturnC,D	26.05%	(3.05)%E	20.67%E	18.58%E	14.64%E
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.88%	.82%	.83%	.84%
Expenses net of fee waivers, if any	.81%	.82%	.81%	.82%	.83%
Expenses net of all reductions	.80%	.81%	.80%	.82%	.83%
Net investment income (loss)	.38%	.52%	.43%	1.27%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$314,622	$270,441	$284,276	$252,202	$225,107
Portfolio turnover rateH	78%	95%	103%	77%	46%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans. These sales charges and other fees were discontinued effective November 16, 2018 in conjunction with the termination of the Destiny Plans.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified Stock Fund Class M

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.91	$27.86	$25.17	$21.53	$20.38
Income from Investment Operations
Net investment income (loss)A	.01	.04	.01	.20	.22
Net realized and unrealized gain (loss)	6.02	(1.29)	4.78	3.68	2.48
Total from investment operations	6.03	(1.25)	4.79	3.88	2.70
Distributions from net investment income	(.03)	–	(.17)	(.21)B	(.19)
Distributions from net realized gain	(.64)	(2.70)	(1.93)	(.03)B	(1.36)
Total distributions	(.67)	(2.70)	(2.10)	(.24)	(1.55)
Net asset value, end of period	$29.27	$23.91	$27.86	$25.17	$21.53
Total ReturnC,D	25.64%	(3.42)%	20.23%	18.10%	14.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.17%	1.18%	1.19%	1.22%	1.24%
Expenses net of fee waivers, if any	1.16%	1.18%	1.19%	1.22%	1.24%
Expenses net of all reductions	1.16%	1.18%	1.18%	1.21%	1.24%
Net investment income (loss)	.03%	.16%	.06%	.87%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$42,562	$38,382	$41,540	$36,726	$30,261
Portfolio turnover rateG	78%	95%	103%	77%	46%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified Stock Fund Class C

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.21	$27.13	$24.57	$21.03	$19.93
Income from Investment Operations
Net investment income (loss)A	(.13)	(.09)	(.12)	.08	.11
Net realized and unrealized gain (loss)	5.82	(1.25)	4.65	3.59	2.43
Total from investment operations	5.69	(1.34)	4.53	3.67	2.54
Distributions from net investment income	–B	–	(.04)	(.10)C	(.08)
Distributions from net realized gain	(.60)	(2.58)	(1.93)	(.03)C	(1.36)
Total distributions	(.60)	(2.58)	(1.97)	(.13)	(1.44)
Net asset value, end of period	$28.30	$23.21	$27.13	$24.57	$21.03
Total ReturnD,E	24.87%	(3.92)%	19.55%	17.51%	13.56%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.73%	1.74%	1.74%	1.76%	1.77%
Expenses net of fee waivers, if any	1.73%	1.74%	1.74%	1.76%	1.77%
Expenses net of all reductions	1.72%	1.74%	1.73%	1.75%	1.76%
Net investment income (loss)	(.54)%	(.40)%	(.49)%	.33%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$30,556	$29,785	$34,772	$29,147	$23,620
Portfolio turnover rateH	78%	95%	103%	77%	46%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified Stock Fund Class I

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$25.88	$29.91	$26.87	$22.94	$21.61
Income from Investment Operations
Net investment income (loss)A	.16	.18	.17	.36	.36
Net realized and unrealized gain (loss)	6.52	(1.36)	5.11	3.92	2.65
Total from investment operations	6.68	(1.18)	5.28	4.28	3.01
Distributions from net investment income	(.18)	(.13)	(.31)	(.32)B	(.32)
Distributions from net realized gain	(.64)	(2.71)	(1.93)	(.03)B	(1.36)
Total distributions	(.81)C	(2.85)C	(2.24)	(.35)	(1.68)
Net asset value, end of period	$31.75	$25.88	$29.91	$26.87	$22.94
Total ReturnD	26.32%	(2.85)%	20.88%	18.81%	14.92%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%	.62%	.62%	.63%	.64%
Expenses net of fee waivers, if any	.61%	.62%	.62%	.63%	.64%
Expenses net of all reductions	.60%	.62%	.61%	.63%	.64%
Net investment income (loss)	.59%	.72%	.62%	1.46%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$58,886	$56,150	$49,619	$49,107	$40,468
Portfolio turnover rateG	78%	95%	103%	77%	46%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified Stock Fund Class Z

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$25.62	$29.65	$26.66	$22.76	$21.47
Income from Investment Operations
Net investment income (loss)A	.19	.21	.21	.40	.38
Net realized and unrealized gain (loss)	6.46	(1.36)	5.06	3.88	2.62
Total from investment operations	6.65	(1.15)	5.27	4.28	3.00
Distributions from net investment income	(.21)	(.17)	(.35)	(.35)B	(.35)
Distributions from net realized gain	(.64)	(2.71)	(1.93)	(.03)B	(1.36)
Total distributions	(.85)	(2.88)	(2.28)	(.38)	(1.71)
Net asset value, end of period	$31.42	$25.62	$29.65	$26.66	$22.76
Total ReturnC,D	26.47%	(2.74)%	21.02%	18.98%	15.00%
Ratios to Average Net AssetsE,F
Expenses before reductions	.49%	.50%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.49%	.50%	.50%	.51%	.51%
Expenses net of all reductions	.49%	.49%	.49%	.50%	.51%
Net investment income (loss)	.70%	.84%	.74%	1.58%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$12,284	$10,010	$6,288	$934	$81
Portfolio turnover rateG	78%	95%	103%	77%	46%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2020

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers Class O, Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. Class O is closed to new accounts.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $21,138 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$876,514,775
Gross unrealized depreciation	(26,213,114)
Net unrealized appreciation (depreciation)	$850,301,661
Tax Cost	$1,555,017,652

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,421,712
Undistributed long-term capital gain	$95,077,571
Net unrealized appreciation (depreciation) on securities and other investments	$850,306,661

The Fund intends to elect to defer to its next fiscal year $13,727,579 of capital losses recognized during the period November 1, 2019 to September 30, 2020.

The tax character of distributions paid was as follows:

	September 30, 2020	September 30, 2019
Ordinary Income	$19,477,848	$ 26,260,216
Long-term Capital Gains	48,414,052	198,085,242
Total	$67,891,900	$ 224,345,458

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Diversified Stock Fund	5,586,571.23

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Diversified Stock Fund	1,663,592,375	1,760,555,025

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	712,547	$11,066
Class M	.25%	.25%	197,980	838
Class C	.75%	.25%	296,825	31,885
			$1,207,352	$43,789

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$40,180
Class M	3,623
Class C(a)	3,340
$47,143

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$2,079,246.12
Class A	498,936.18
Class M	85,365.22
Class C	83,129.28
Class I	88,742.16
Class Z	4,776.04
	$2,840,194

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Diversified Stock Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Diversified Stock Fund	$35,842

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $24,844.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Diversified Stock Fund	$5,103

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $4,291. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $13 from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

Effective November 1, 2018, FIIOC agreed to waive Class O and Class A transfer agent fees to the extent that they exceeded certain levels of class-level average net assets as noted in the table below. This waiver may not be terminated without the approval of the Board.

	Transfer Agent Fees Limitation	Waiver
Class O	.01%	$1,905,214
Class A	.11%	183,247

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $114,971 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,947. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class O	$7,853

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,662.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $11,750 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended September 30, 2020	Year ended September 30, 2019
Distributions to shareholders
Class O	$55,525,594	$182,029,395
Class A	8,432,149	28,334,997
Class M	1,026,393	4,181,629
Class C	756,921	3,490,057
Class I	1,771,374	5,633,200
Class Z	379,469	676,180
Total	$67,891,900	$224,345,458

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019
Class O
Shares sold	399,214	458,741	$10,557,066	$11,369,432
Reinvestment of distributions	1,833,831	7,139,183	48,358,134	159,346,574
Shares redeemed	(4,660,259)	(5,938,413)	(125,021,161)	(145,039,409)
Net increase (decrease)	(2,427,214)	1,659,511	$(66,105,961)	$25,676,597
Class A
Shares sold	1,310,475	2,094,465	$33,487,237	$48,444,941
Reinvestment of distributions	325,418	1,292,841	8,327,442	28,041,716
Shares redeemed	(2,188,962)	(2,302,043)	(56,392,497)	(54,224,884)
Net increase (decrease)	(553,069)	1,085,263	$(14,577,818)	$22,261,773
Class M
Shares sold	327,099	417,384	$8,407,089	$9,765,107
Reinvestment of distributions	40,105	187,406	1,018,261	4,032,975
Shares redeemed	(517,978)	(491,044)	(13,271,838)	(11,498,045)
Net increase (decrease)	(150,774)	113,746	$(3,846,488)	$2,300,037
Class C
Shares sold	173,995	350,347	$4,280,498	$7,954,916
Reinvestment of distributions	29,769	162,870	734,105	3,417,015
Shares redeemed	(407,598)	(511,496)	(10,108,147)	(11,404,168)
Net increase (decrease)	(203,834)	1,721	$(5,093,544)	$(32,237)
Class I
Shares sold	733,249	1,289,342	$20,357,357	$33,655,609
Reinvestment of distributions	56,488	204,576	1,549,456	4,742,073
Shares redeemed	(1,104,459)	(983,856)	(30,375,723)	(24,539,602)
Net increase (decrease)	(314,722)	510,062	$(8,468,910)	$13,858,080
Class Z
Shares sold	205,485	214,444	$5,647,141	$5,407,664
Reinvestment of distributions	12,645	28,534	342,800	654,294
Shares redeemed	(217,835)	(64,374)	(5,178,521)	(1,634,218)
Net increase (decrease)	295	178,604	$811,420	$4,427,740

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the "Fund"), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 12, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 304 funds. Mrs. Doulton oversees 203 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period-B April 1, 2020 to September 30, 2020
Fidelity Advisor Diversified Stock Fund
Class O	.46%
Actual		$1,000.00	$1,359.30	$2.71
Hypothetical-C		$1,000.00	$1,022.70	$2.33
Class A	.81%
Actual		$1,000.00	$1,356.30	$4.77
Hypothetical-C		$1,000.00	$1,020.95	$4.09
Class M	1.16%
Actual		$1,000.00	$1,354.00	$6.83
Hypothetical-C		$1,000.00	$1,019.20	$5.86
Class C	1.72%
Actual		$1,000.00	$1,350.20	$10.11
Hypothetical-C		$1,000.00	$1,016.40	$8.67
Class I	.60%
Actual		$1,000.00	$1,358.00	$3.54
Hypothetical-C		$1,000.00	$1,022.00	$3.03
Class Z	.49%
Actual		$1,000.00	$1,359.00	$2.89
Hypothetical-C		$1,000.00	$1,022.55	$2.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2020, $112,171,554, or, if subsequently determined to be different, the net capital gain of such year.

Class O designates 93%, Class A designates 100%, Class M designates 100%, Class I designates 100%, and Class Z designates 95% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class O designates 96%, Class A designates 100%, Class M designates 100%, Class I designates 100%, and Class Z designates 98% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 2% of the dividends distributed during the fiscal year for both Class O and Class Z as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	2,503,494,169.451	92.541
Withheld	201,800,793.430	7.459
TOTAL	2,705,294,962.881	100.000
Donald F. Donahue
Affirmative	2,501,059,901.153	92.451
Withheld	204,235,061.728	7.549
TOTAL	2,705,294,962.881	100.000
Bettina Doulton
Affirmative	2,524,061,173.143	93.301
Withheld	181,233,789.738	6.699
TOTAL	2,705,294,962.881	100.000
Vicki L. Fuller
Affirmative	2,533,324,136.044	93.643
Withheld	171,970,826.837	6.357
TOTAL	2,705,294,962.881	100.00
Patricia L. Kampling
Affirmative	2,519,338,413.686	93.126
Withheld	185,956,549.195	6.874
TOTAL	2,705,294,962.881	100.000
Alan J. Lacy
Affirmative	2,500,116,762.736	92.416
Withheld	205,178,200.145	7.584
TOTAL	2,705,294,962.881	100.000
Ned C. Lautenbach
Affirmative	2,444,708,207.970	90.368
Withheld	260,586,754.911	9.632
TOTAL	2,705,294,962.881	100.000
Robert A. Lawrence
Affirmative	2,488,584,471.013	91.989
Withheld	216,710,491.868	8.011
TOTAL	2,705,294,962.881	100.000
Joseph Mauriello
Affirmative	2,479,921,025.431	91.669
Withheld	225,373,937.450	8.331
TOTAL	2,705,294,962.881	100.000
Cornelia M. Small
Affirmative	2,481,322,263.837	91.721
Withheld	223,972,699.043	8.279
TOTAL	2,705,294,962.881	100.000
Garnett A. Smith
Affirmative	2,489,349,790.139	92.018
Withheld	215,945,172.742	7.982
TOTAL	2,705,294,962.881	100.000
David M. Thomas
Affirmative	2,494,960,058.036	92.225
Withheld	210,334,904.845	7.775
TOTAL	2,705,294,962.881	100.000
Susan Tomasky
Affirmative	2,524,551,792.637	93.319
Withheld	180,743,170.244	6.681
TOTAL	2,705,294,962.881	100.000
Michael E. Wiley
Affirmative	2,498,763,876.470	92.366
Withheld	206,531,086.411	7.634
TOTAL	2,705,294,962.881	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	684,008,970.701	69.195
Against	137,182,055.615	13.878
Abstain	109,246,256.956	11.052
Broker Non-Vote	58,081,711.280	5.876
TOTAL	988,518,994.553	100.000
Proposal 1 reflects trust wide proposal and voting results.

ADESI-ANN-1120
1.814744.115

Fidelity Advisor® Capital Development Fund

Annual Report

September 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class O	2.62%	9.77%	10.48%
Class A (incl. 5.75% sales charge)	(3.52)%	8.17%	9.49%
Class M (incl. 3.50% sales charge)	(1.81)%	8.09%	9.17%
Class C (incl. contingent deferred sales charge)	0.44%	8.40%	9.08%
Class I	2.54%	9.61%	10.28%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Capital Development Fund - Class A on September 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,768	Fidelity Advisor® Capital Development Fund - Class A
$36,244	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 15.15% for the 12 months ending September 30, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, following a surge in COVID-19 cases outside China. The downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24, with recent strength supported by near-term potential for a COVID-19 vaccine breakthrough and signs of an early recovery in economic activity. The historic rally continued until September 2, when the S&P 500 achieved an all-time high, before retreating and returning -3.80% for the month, partly due to the inability of Congress to reach a deal on additional stimulus funding. Growth stocks dominated value shares for the year. By sector, information technology (+47%) led. In contrast, energy (-45%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 1% to 3%, trailing the 15.15% result of the benchmark S&P 500® Index. The largest detractor from performance versus the benchmark was an overweighting in energy. Stock selection in health care and an underweighting in information technology also hurt. The fund's biggest individual relative detractor was an overweighting in General Electric, which returned -30% the past year. The company was among our largest holdings. Also holding back performance was our outsized stake in Exxon Mobil, which returned -48%. Exxon Mobil was one of the fund's biggest holdings. Another notable relative detractor was an overweighting in Wells Fargo (-51%), which also was among our largest holdings. In contrast, the top contributor to performance versus the benchmark was an underweighting in utilities. Stock selection in information technology and an underweighting in real estate also boosted the fund's relative performance. The fund's biggest individual relative contributor was an outsized stake in Qualcomm, which gained approximately 58% the past 12 months. The company was among the biggest holdings as of September 30. Also helping performance was our overweighting in United Parcel Service (UPS), which gained 44%. UPS was among the largest holdings as of September 30. Avoiding Chevron, a benchmark component that returned -36%, helped performance. Notable changes in positioning include higher allocations to the consumer discretionary and information technology sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2020

% of fund's net assets
Microsoft Corp.	7.3
General Electric Co.	4.5
Comcast Corp. Class A	4.0
Apple, Inc.	3.9
Altria Group, Inc.	3.3
Bank of America Corp.	3.0
Exxon Mobil Corp.	2.9
Wells Fargo & Co.	2.8
Qualcomm, Inc.	2.7
United Parcel Service, Inc. Class B	2.6
37.0

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Information Technology	20.9
Health Care	18.4
Financials	14.9
Industrials	13.5
Communication Services	8.7

Asset Allocation (% of fund's net assets)

As of September 30, 2020*
Stocks	97.9%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 11.2%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	409,706	$24,373,410
Entertainment - 2.7%
Activision Blizzard, Inc.	159,700	12,927,715
Electronic Arts, Inc. (a)	82,300	10,732,743
Nintendo Co. Ltd. ADR	22,700	1,609,430
The Walt Disney Co.	241,900	30,014,952
Vivendi SA	960,700	26,831,272
Warner Music Group Corp. Class A	91,000	2,615,340
		84,731,452
Interactive Media & Services - 0.8%
Alphabet, Inc.:
Class A (a)	5,000	7,328,000
Class C (a)	4,783	7,029,097
Match Group, Inc. (a)	90,447	10,007,961
		24,365,058
Media - 4.4%
Comcast Corp. Class A	2,715,500	125,619,030
Discovery Communications, Inc. Class A (a)(b)	85,100	1,852,627
Interpublic Group of Companies, Inc.	557,800	9,298,526
		136,770,183

TOTAL COMMUNICATION SERVICES		270,240,103

CONSUMER DISCRETIONARY - 5.5%
Auto Components - 0.7%
BorgWarner, Inc.	549,560	21,289,954
Automobiles - 0.7%
General Motors Co.	704,700	20,852,073
Distributors - 0.1%
LKQ Corp. (a)	116,600	3,233,318
Hotels, Restaurants & Leisure - 0.2%
Starbucks Corp.	78,100	6,710,352
Household Durables - 1.4%
Mohawk Industries, Inc. (a)	161,000	15,711,990
Sony Corp. sponsored ADR (b)	42,800	3,284,900
Whirlpool Corp.	123,600	22,728,804
		41,725,694
Internet & Direct Marketing Retail - 0.9%
Expedia, Inc.	56,600	5,189,654
Ocado Group PLC (a)	54,700	1,936,774
The Booking Holdings, Inc. (a)	12,700	21,725,636
		28,852,064
Specialty Retail - 1.4%
Lowe's Companies, Inc.	268,200	44,483,652
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	20,100	2,523,354
Tapestry, Inc.	76,600	1,197,258
		3,720,612

TOTAL CONSUMER DISCRETIONARY		170,867,719

CONSUMER STAPLES - 6.8%
Beverages - 1.4%
Anheuser-Busch InBev SA NV ADR	54,500	2,936,460
Diageo PLC sponsored ADR	70,500	9,705,030
The Coca-Cola Co.	640,800	31,636,296
		44,277,786
Food & Staples Retailing - 1.1%
Performance Food Group Co. (a)	157,600	5,456,112
Sysco Corp.	310,500	19,319,310
Walmart, Inc.	55,000	7,695,050
		32,470,472
Household Products - 0.2%
Colgate-Palmolive Co.	4,200	324,030
Energizer Holdings, Inc.	7,400	289,636
Spectrum Brands Holdings, Inc.	107,500	6,144,700
		6,758,366
Personal Products - 0.1%
Unilever NV	70,700	4,293,426
Tobacco - 4.0%
Altria Group, Inc.	2,612,900	100,962,456
British American Tobacco PLC sponsored ADR	625,400	22,608,210
		123,570,666

TOTAL CONSUMER STAPLES		211,370,716

ENERGY - 6.2%
Energy Equipment & Services - 0.1%
Subsea 7 SA (a)	382,100	2,747,105
Oil, Gas & Consumable Fuels - 6.1%
Cabot Oil & Gas Corp.	146,900	2,550,184
Cenovus Energy, Inc. (Canada)	5,192,958	20,240,661
Equinor ASA sponsored ADR	2,023,300	28,447,598
Exxon Mobil Corp.	2,643,000	90,734,190
Hess Corp.	863,920	35,360,246
Kosmos Energy Ltd.	3,044,420	2,970,136
MEG Energy Corp. (a)	319,200	664,026
Royal Dutch Shell PLC Class B sponsored ADR	162,500	3,935,750
Total SA sponsored ADR	126,155	4,327,117
		189,229,908

TOTAL ENERGY		191,977,013

FINANCIALS - 14.9%
Banks - 9.8%
Bank of America Corp.	3,881,115	93,496,060
JPMorgan Chase & Co.	441,800	42,532,086
M&T Bank Corp.	51,600	4,751,844
PNC Financial Services Group, Inc.	278,616	30,622,685
Truist Financial Corp.	751,626	28,599,369
U.S. Bancorp	566,242	20,299,776
Wells Fargo & Co.	3,642,650	85,638,702
		305,940,522
Capital Markets - 3.4%
KKR & Co. LP	432,785	14,861,837
Morgan Stanley	306,100	14,799,935
Northern Trust Corp.	467,195	36,427,194
Raymond James Financial, Inc.	80,700	5,871,732
State Street Corp.	563,990	33,461,527
		105,422,225
Consumer Finance - 0.5%
Discover Financial Services	264,700	15,294,366
Encore Capital Group, Inc. (a)	1,500	57,885
		15,352,251
Insurance - 0.3%
Chubb Ltd.	61,900	7,187,828
The Travelers Companies, Inc.	23,300	2,520,827
		9,708,655
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp.	646,661	5,729,416
Radian Group, Inc.	1,432,052	20,922,280
		26,651,696

TOTAL FINANCIALS		463,075,349

HEALTH CARE - 18.4%
Biotechnology - 2.0%
AbbVie, Inc.	83,363	7,301,765
ADC Therapeutics SA (a)	55,188	1,820,652
Alexion Pharmaceuticals, Inc. (a)	198,700	22,737,241
Alnylam Pharmaceuticals, Inc. (a)	44,200	6,435,520
Crinetics Pharmaceuticals, Inc. (a)	73,000	1,143,910
Gritstone Oncology, Inc. (a)	183,700	486,805
Heron Therapeutics, Inc. (a)	36,700	543,894
Insmed, Inc. (a)	300,800	9,667,712
Intercept Pharmaceuticals, Inc. (a)(b)	214,605	8,897,523
United Therapeutics Corp. (a)	10,800	1,090,800
Vaxcyte, Inc.	46,100	2,276,418
		62,402,240
Health Care Equipment & Supplies - 1.2%
Becton, Dickinson & Co.	48,300	11,238,444
Boston Scientific Corp. (a)	650,651	24,861,375
Intuitive Surgical, Inc. (a)	1,700	1,206,218
		37,306,037
Health Care Providers & Services - 7.0%
AmerisourceBergen Corp.	128,000	12,405,760
Cardinal Health, Inc.	391,000	18,357,450
Centene Corp. (a)	65,400	3,814,782
Cigna Corp.	246,800	41,810,388
Covetrus, Inc. (a)	142,520	3,477,488
CVS Health Corp.	812,700	47,461,680
McKesson Corp.	257,280	38,316,710
UnitedHealth Group, Inc.	165,900	51,722,643
		217,366,901
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	325,854	368,215
Pharmaceuticals - 8.2%
Bayer AG	764,878	47,188,181
Bristol-Myers Squibb Co.	1,331,900	80,300,251
Elanco Animal Health, Inc. (a)	94,400	2,636,592
GlaxoSmithKline PLC sponsored ADR	1,245,000	46,861,800
Intra-Cellular Therapies, Inc. (a)	27,100	695,386
Johnson & Johnson	411,560	61,273,053
Pliant Therapeutics, Inc.	58,000	1,313,700
Sanofi SA sponsored ADR	210,300	10,550,751
TherapeuticsMD, Inc. (a)(b)	1,966,431	3,106,961
		253,926,675

TOTAL HEALTH CARE		571,370,068

INDUSTRIALS - 13.5%
Aerospace & Defense - 0.9%
Airbus Group NV	41,000	2,973,551
General Dynamics Corp.	54,400	7,530,592
Huntington Ingalls Industries, Inc.	37,700	5,306,275
Raytheon Technologies Corp.	60,200	3,463,908
Safran SA (a)	24,200	2,380,969
The Boeing Co.	44,300	7,321,018
		28,976,313
Air Freight & Logistics - 3.7%
FedEx Corp.	128,000	32,194,560
United Parcel Service, Inc. Class B	485,400	80,882,202
XPO Logistics, Inc. (a)	39,300	3,327,138
		116,403,900
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR (a)	34,600	2,828,896
Building Products - 0.1%
Johnson Controls International PLC	105,000	4,289,250
Commercial Services & Supplies - 0.1%
IAA Spinco, Inc. (a)	45,000	2,343,150
Electrical Equipment - 1.2%
Acuity Brands, Inc.	70,900	7,256,615
Hubbell, Inc. Class B	51,518	7,049,723
Vertiv Holdings Co. (a)	143,700	2,488,884
Vertiv Holdings LLC (c)	1,100,000	19,052,000
		35,847,222
Industrial Conglomerates - 4.8%
3M Co.	61,900	9,915,142
General Electric Co.	22,110,400	137,747,792
		147,662,934
Machinery - 1.3%
Caterpillar, Inc.	14,000	2,088,100
Cummins, Inc.	24,600	5,194,536
Flowserve Corp.	190,500	5,198,745
Fortive Corp.	109,100	8,314,511
Otis Worldwide Corp.	79,150	4,940,543
Stanley Black & Decker, Inc.	37,200	6,033,840
Westinghouse Air Brake Co.	131,502	8,137,344
		39,907,619
Road & Rail - 1.3%
J.B. Hunt Transport Services, Inc.	60,100	7,595,438
Knight-Swift Transportation Holdings, Inc. Class A	523,700	21,314,590
Lyft, Inc. (a)	119,533	3,293,134
Ryder System, Inc.	167,100	7,058,304
		39,261,466
Trading Companies & Distributors - 0.0%
Beijer Ref AB (B Shares)	20,600	681,311

TOTAL INDUSTRIALS		418,202,061

INFORMATION TECHNOLOGY - 20.9%
Communications Equipment - 0.1%
Cisco Systems, Inc.	74,400	2,930,616
Electronic Equipment & Components - 0.0%
CDW Corp.	12,800	1,529,984
IT Services - 3.7%
Amadeus IT Holding SA Class A	23,500	1,311,227
Fidelity National Information Services, Inc.	133,700	19,681,977
Gartner, Inc. (a)	2,500	312,375
Genpact Ltd.	150,900	5,877,555
IBM Corp.	45,000	5,475,150
MasterCard, Inc. Class A	32,300	10,922,891
Snowflake Computing, Inc.	6,700	1,681,700
Twilio, Inc. Class A (a)	8,900	2,199,101
Unisys Corp. (a)	491,247	5,241,605
Visa, Inc. Class A	311,500	62,290,655
		114,994,236
Semiconductors & Semiconductor Equipment - 3.4%
Analog Devices, Inc.	42,100	4,914,754
Applied Materials, Inc.	99,400	5,909,330
Intel Corp.	50,600	2,620,068
Lam Research Corp.	11,100	3,682,425
Marvell Technology Group Ltd.	107,600	4,271,720
NVIDIA Corp.	800	432,976
Qualcomm, Inc.	706,090	83,092,671
		104,923,944
Software - 9.7%
Autodesk, Inc. (a)	39,100	9,032,491
Dynatrace, Inc. (a)	109,100	4,475,282
Elastic NV (a)	71,200	7,681,768
Microsoft Corp.	1,076,700	226,462,310
Parametric Technology Corp. (a)	52,900	4,375,888
SAP SE sponsored ADR (b)	289,900	45,169,319
Workday, Inc. Class A (a)	21,700	4,668,321
		301,865,379
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	1,042,300	120,708,763
Samsung Electronics Co. Ltd.	59,800	2,984,539
		123,693,302

TOTAL INFORMATION TECHNOLOGY		649,937,461

MATERIALS - 2.2%
Chemicals - 1.4%
DuPont de Nemours, Inc.	440,800	24,455,584
Intrepid Potash, Inc. (a)	115,435	974,271
Livent Corp. (a)	14,200	127,374
LyondellBasell Industries NV Class A	50,100	3,531,549
Nutrien Ltd.	209,520	8,215,267
PPG Industries, Inc.	46,200	5,640,096
		42,944,141
Metals & Mining - 0.8%
BHP Billiton Ltd. sponsored ADR (b)	294,700	15,238,937
Freeport-McMoRan, Inc.	667,979	10,447,192
		25,686,129

TOTAL MATERIALS		68,630,270

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp.	32,100	7,759,533
Equinix, Inc.	8,000	6,081,040
		13,840,573
UTILITIES - 0.4%
Electric Utilities - 0.3%
Entergy Corp.	35,900	3,537,227
Southern Co.	92,100	4,993,662
		8,530,889
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	125,200	2,422,620
Sempra Energy	9,300	1,100,748
		3,523,368

TOTAL UTILITIES		12,054,257

TOTAL COMMON STOCKS
(Cost $2,660,796,013)		3,041,565,590

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $7,810,134)	7,810,134	3,841,805

Money Market Funds - 3.1%
Fidelity Cash Central Fund 0.10% (f)	57,331,840	57,343,306
Fidelity Securities Lending Cash Central Fund 0.10% (f)(g)	38,411,035	38,414,876
TOTAL MONEY MARKET FUNDS
(Cost $95,756,793)		95,758,182
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $2,764,362,940)		3,141,165,577
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(35,561,369)
NET ASSETS - 100%		$3,105,604,208

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $22,893,805 or 0.7% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$7,810,134
Vertiv Holdings LLC	2/6/20	$11,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$697,877
Fidelity Securities Lending Cash Central Fund	874,449
Total	$1,572,326

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$270,240,103	$243,408,831	$26,831,272	$--
Consumer Discretionary	170,867,719	170,867,719	--	--
Consumer Staples	211,370,716	207,077,290	4,293,426	--
Energy	191,977,013	191,977,013	--	--
Financials	463,075,349	463,075,349	--	--
Health Care	571,370,068	524,181,887	47,188,181	--
Industrials	418,202,061	412,847,541	5,354,520	--
Information Technology	649,937,461	649,937,461	--	--
Materials	68,630,270	68,630,270	--	--
Real Estate	13,840,573	13,840,573	--	--
Utilities	12,054,257	12,054,257	--	--
Other	3,841,805	--	--	3,841,805
Money Market Funds	95,758,182	95,758,182	--	--
Total Investments in Securities:	$3,141,165,577	$3,053,656,373	$83,667,399	$3,841,805

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Germany	3.0%
United Kingdom	2.6%
France	1.5%
Canada	1.0%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value (including securities loaned of $37,233,250) — See accompanying schedule: Unaffiliated issuers (cost $2,668,606,147)	$3,045,407,395
Fidelity Central Funds (cost $95,756,793)	95,758,182
Total Investment in Securities (cost $2,764,362,940)		$3,141,165,577
Restricted cash		265,551
Foreign currency held at value (cost $45)		45
Receivable for investments sold		2,175,957
Receivable for fund shares sold		60,714
Dividends receivable		5,793,150
Distributions receivable from Fidelity Central Funds		53,557
Prepaid expenses		6,031
Other receivables		414,868
Total assets		3,149,935,450
Liabilities
Payable for investments purchased	$3,100,868
Payable for fund shares redeemed	1,169,529
Accrued management fee	1,388,641
Distribution and service plan fees payable	92,572
Other affiliated payables	93,769
Other payables and accrued expenses	62,118
Collateral on securities loaned	38,423,745
Total liabilities		44,331,242
Net Assets		$3,105,604,208
Net Assets consist of:
Paid in capital		$2,607,581,234
Total accumulated earnings (loss)		498,022,974
Net Assets		$3,105,604,208
Net Asset Value and Maximum Offering Price
Class O:
Net Asset Value, offering price and redemption price per share ($2,663,852,371 ÷ 181,102,915 shares)		$14.71
Class A:
Net Asset Value and redemption price per share ($425,889,773 ÷ 30,231,392 shares)(a)		$14.09
Maximum offering price per share (100/94.25 of $14.09)		$14.95
Class M:
Net Asset Value and redemption price per share ($2,468,383 ÷ 181,305 shares)(a)		$13.61
Maximum offering price per share (100/96.50 of $13.61)		$14.10
Class C:
Net Asset Value and offering price per share ($1,956,119 ÷ 150,587 shares)(a)		$12.99
Class I:
Net Asset Value, offering price and redemption price per share ($11,437,562 ÷ 774,596 shares)		$14.77

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$75,765,267
Income from Fidelity Central Funds (including $874,449 from security lending)		1,572,326
Total income		77,337,593
Expenses
Management fee	$16,339,900
Transfer agent fees	4,591,532
Distribution and service plan fees	1,120,125
Accounting fees	901,586
Custodian fees and expenses	51,127
Independent trustees' fees and expenses	18,131
Registration fees	100,014
Audit	70,710
Legal	8,080
Miscellaneous	41,647
Total expenses before reductions	23,242,852
Expense reductions	(4,523,237)
Total expenses after reductions		18,719,615
Net investment income (loss)		58,617,978
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	106,742,185
Fidelity Central Funds	3,957
Foreign currency transactions	8,706
Total net realized gain (loss)		106,754,848
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $916)	(77,198,414)
Assets and liabilities in foreign currencies	22,814
Total change in net unrealized appreciation (depreciation)		(77,175,600)
Net gain (loss)		29,579,248
Net increase (decrease) in net assets resulting from operations		$88,197,226

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$58,617,978	$62,051,023
Net realized gain (loss)	106,754,848	198,488,193
Change in net unrealized appreciation (depreciation)	(77,175,600)	(321,877,244)
Net increase (decrease) in net assets resulting from operations	88,197,226	(61,338,028)
Distributions to shareholders	(234,121,202)	(383,210,528)
Share transactions - net increase (decrease)	187,896,956	138,909,510
Total increase (decrease) in net assets	41,972,980	(305,639,046)
Net Assets
Beginning of period	3,063,631,228	3,369,270,274
End of period	$3,105,604,208	$3,063,631,228

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Capital Development Fund Class O

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.41	$17.96	$16.69	$14.42	$13.30
Income from Investment Operations
Net investment income (loss)A	.29	.31	.26	.24	.21
Net realized and unrealized gain (loss)	.21	(.79)B	2.13	2.47	1.70
Total from investment operations	.50	(.48)	2.39	2.71	1.91
Distributions from net investment income	(.31)	(.28)	(.24)	(.21)	(.21)
Distributions from net realized gain	(.88)	(1.80)	(.88)	(.22)	(.58)
Total distributions	(1.20)C	(2.07)C	(1.12)	(.44)C	(.79)
Net asset value, end of period	$14.71	$15.41	$17.96	$16.69	$14.42
Total ReturnD	2.62%	(1.43)%B,E	15.04%E	19.08%E	15.01%E
Ratios to Average Net AssetsF,G
Expenses before reductions	.72%	.70%	.58%	.59%	.59%
Expenses net of fee waivers, if any	.57%	.58%	.58%	.59%	.59%
Expenses net of all reductions	.57%	.57%	.58%	.59%	.59%
Net investment income (loss)	1.95%	2.07%	1.52%	1.55%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$2,663,852	$2,611,342	$2,896,451	$2,705,474	$2,447,565
Portfolio turnover rateH	26%	38%	36%	31%	29%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.53)%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans. These sales charges and other fees were discontinued effective November 16, 2018 in conjunction with the termination of the Destiny Plans.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Capital Development Fund Class A

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.80	$17.34	$16.15	$13.97	$12.90
Income from Investment Operations
Net investment income (loss)A	.24	.26	.20	.19	.17
Net realized and unrealized gain (loss)	.20	(.77)B	2.07	2.39	1.65
Total from investment operations	.44	(.51)	2.27	2.58	1.82
Distributions from net investment income	(.27)	(.23)	(.19)	(.17)	(.17)
Distributions from net realized gain	(.88)	(1.80)	(.88)	(.22)	(.58)
Total distributions	(1.15)	(2.03)	(1.08)C	(.40)C	(.75)
Net asset value, end of period	$14.09	$14.80	$17.34	$16.15	$13.97
Total ReturnD,E	2.37%	(1.76)%B,F	14.71%F	18.72%F	14.71%F
Ratios to Average Net AssetsG,H
Expenses before reductions	1.00%	1.00%	.87%	.88%	.89%
Expenses net of fee waivers, if any	.86%	.87%	.87%	.88%	.89%
Expenses net of all reductions	.86%	.86%	.87%	.88%	.89%
Net investment income (loss)	1.66%	1.78%	1.23%	1.26%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$425,890	$433,610	$460,953	$426,665	$379,128
Portfolio turnover rateI	26%	38%	36%	31%	29%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (1.86)%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans. These sales charges and other fees were discontinued effective November 16, 2018 in conjunction with the termination of the Destiny Plans.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Capital Development Fund Class M

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.34	$16.85	$15.71	$13.62	$12.59
Income from Investment Operations
Net investment income (loss)A	.16	.18	.11	.10	.09
Net realized and unrealized gain (loss)	.18	(.75)B	2.02	2.32	1.61
Total from investment operations	.34	(.57)	2.13	2.42	1.70
Distributions from net investment income	(.19)	(.14)	(.11)	(.11)	(.10)
Distributions from net realized gain	(.88)	(1.80)	(.88)	(.22)	(.58)
Total distributions	(1.07)	(1.94)	(.99)	(.33)	(.67)C
Net asset value, end of period	$13.61	$14.34	$16.85	$15.71	$13.62
Total ReturnD,E	1.76%	(2.27)%B	14.18%	18.02%	14.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.37%	1.40%	1.41%	1.42%	1.44%
Expenses net of fee waivers, if any	1.37%	1.40%	1.41%	1.42%	1.44%
Expenses net of all reductions	1.36%	1.40%	1.41%	1.42%	1.44%
Net investment income (loss)	1.16%	1.24%	.69%	.71%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$2,468	$3,294	$3,469	$3,421	$2,552
Portfolio turnover rateH	26%	38%	36%	31%	29%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (2.37)%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Capital Development Fund Class C

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$13.73	$16.23	$15.17	$13.18	$12.21
Income from Investment Operations
Net investment income (loss)A	.09	.11	.04	.04	.03
Net realized and unrealized gain (loss)	.19	(.73)B	1.94	2.25	1.57
Total from investment operations	.28	(.62)	1.98	2.29	1.60
Distributions from net investment income	(.14)	(.09)	(.04)	(.08)	(.05)
Distributions from net realized gain	(.88)	(1.80)	(.88)	(.22)	(.58)
Total distributions	(1.02)	(1.88)C	(.92)	(.30)	(.63)
Net asset value, end of period	$12.99	$13.73	$16.23	$15.17	$13.18
Total ReturnD,E	1.39%	(2.72)%B	13.62%	17.57%	13.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.83%	1.83%	1.84%	1.85%	1.89%
Expenses net of fee waivers, if any	1.83%	1.83%	1.84%	1.85%	1.89%
Expenses net of all reductions	1.82%	1.82%	1.83%	1.85%	1.89%
Net investment income (loss)	.70%	.82%	.26%	.28%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$1,956	$3,247	$3,082	$3,016	$2,023
Portfolio turnover rateH	26%	38%	36%	31%	29%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (2.82)%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Capital Development Fund Class I

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.46	$18.03	$16.74	$14.48	$13.34
Income from Investment Operations
Net investment income (loss)A	.27	.29	.23	.22	.19
Net realized and unrealized gain (loss)	.22	(.81)B	2.16	2.46	1.71
Total from investment operations	.49	(.52)	2.39	2.68	1.90
Distributions from net investment income	(.29)	(.26)	(.22)	(.20)	(.19)
Distributions from net realized gain	(.88)	(1.80)	(.88)	(.22)	(.58)
Total distributions	(1.18)C	(2.05)C	(1.10)	(.42)	(.76)C
Net asset value, end of period	$14.77	$15.46	$18.03	$16.74	$14.48
Total ReturnD	2.54%	(1.68)%B	14.97%	18.82%	14.89%
Ratios to Average Net AssetsE,F
Expenses before reductions	.72%	.73%	.72%	.74%	.75%
Expenses net of fee waivers, if any	.72%	.73%	.72%	.74%	.75%
Expenses net of all reductions	.71%	.73%	.72%	.74%	.75%
Net investment income (loss)	1.81%	1.91%	1.38%	1.39%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$11,438	$12,138	$5,315	$3,381	$4,348
Portfolio turnover rateG	26%	38%	36%	31%	29%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.78)%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2020

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers Class O, Class A, Class M, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. Class O is closed to new accounts.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $34,969 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$862,839,938
Gross unrealized depreciation	(506,653,704)
Net unrealized appreciation (depreciation)	$356,186,234
Tax Cost	$2,784,979,343

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$44,795,475
Undistributed long-term capital gain	$97,271,409
Net unrealized appreciation (depreciation) on securities and other investments	$355,991,059

The tax character of distributions paid was as follows:

	September 30, 2020	September 30, 2019
Ordinary Income	$60,656,821	$ 59,479,941
Long-term Capital Gains	173,464,381	323,730,587
Total	$234,121,202	$ 383,210,528

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Capital Development Fund	4,107,356.13

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Capital Development Fund	824,649,446	785,782,745

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	1,078,404	26,954
Class M	.25%	.25%	14,390	16
Class C	.75%	.25%	27,331	6,499
			$1,120,125	$33,469

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	14,591
Class M	469
Class C(a)	1,194
$16,254

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$3,794,254.14
Class A	763,846.18
Class M	8,471.29
Class C	6,889.25
Class I	18,072.15
	$4,591,532

During the period, the investment adviser or its affiliates waived a portion of these fees.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Capital Development Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Capital Development Fund	$20,427

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,148.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Capital Development Fund	$7,446

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $2,050,998. Total fees paid by the Fund to NFS, as lending agent, amounted to $80,294. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $208,181 from securities loaned to NFS, as affiliated borrower).

8. Expense Reductions.

Effective November 1, 2018, FIIOC agreed to waive Class O and Class A transfer agent fees to the extent that they exceeded certain levels of class-level average net assets as noted in the table below. This waiver may not be terminated without the approval of the Board.

	Transfer Agent Fees Limitation	Waiver
Class O	.00%	$3,794,254
Class A	.04%	589,265

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $110,885 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,914. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class O	$7,412

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,257.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $6,250 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended September 30, 2020	Year ended September 30, 2019
Distributions to shareholders
Class O	$199,124,337	$328,437,833
Class A	33,509,941	53,296,907
Class M	232,853	406,062
Class C	235,074	361,573
Class I	1,018,997	708,153
Total	$234,121,202	$383,210,528

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019
Class O
Shares sold	15,061,455	1,962,340	$210,822,800	$30,034,205
Reinvestment of distributions	12,092,814	22,874,326	192,880,337	318,868,109
Shares redeemed	(15,563,760)	(16,554,573)	(230,041,446)	(252,574,286)
Net increase (decrease)	11,590,509	8,282,093	$173,661,691	$96,328,028
Class A
Shares sold	1,250,528	1,441,193	$17,426,131	$20,933,058
Reinvestment of distributions	2,181,570	3,956,268	33,399,830	53,093,113
Shares redeemed	(2,497,606)	(2,679,724)	(35,069,109)	(39,183,834)
Net increase (decrease)	934,492	2,717,737	$15,756,852	$34,842,337
Class M
Shares sold	11,165	24,136	$157,299	$347,292
Reinvestment of distributions	15,670	31,092	232,853	406,062
Shares redeemed	(75,341)	(31,276)	(1,017,447)	(428,932)
Net increase (decrease)	(48,506)	23,952	$(627,295)	$324,422
Class C
Shares sold	17,679	124,433	$232,837	$1,629,243
Reinvestment of distributions	16,087	28,811	228,912	361,573
Shares redeemed	(119,613)	(106,691)	(1,528,986)	(1,423,755)
Net increase (decrease)	(85,847)	46,553	$(1,067,237)	$567,061
Class I
Shares sold	231,068	607,721	$3,509,788	$8,587,852
Reinvestment of distributions	54,834	37,135	879,539	520,258
Shares redeemed	(296,242)	(154,739)	(4,216,382)	(2,260,448)
Net increase (decrease)	(10,340)	490,117	$172,945	$6,847,662

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the "Fund"), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 12, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 203 funds. Mrs Doulton oversees 304 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period-B April 1, 2020 to September 30, 2020
Fidelity Advisor Capital Development Fund
Class O	.57%
Actual		$1,000.00	$1,216.70	$3.16
Hypothetical-C		$1,000.00	$1,022.15	$2.88
Class A	.86%
Actual		$1,000.00	$1,215.70	$4.76
Hypothetical-C		$1,000.00	$1,020.70	$4.34
Class M	1.34%
Actual		$1,000.00	$1,211.90	$7.41
Hypothetical-C		$1,000.00	$1,018.30	$6.76
Class C	1.84%
Actual		$1,000.00	$1,209.50	$10.16
Hypothetical-C		$1,000.00	$1,015.80	$9.27
Class I	.71%
Actual		$1,000.00	$1,216.60	$3.93
Hypothetical-C		$1,000.00	$1,021.45	$3.59

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2020, $120,143,734, or, if subsequently determined to be different, the net capital gain of such year.

Class O designates 100%, Class A designates 100%, Class M designates 100%, Class C designates 100%, and Class I designates 100% of the dividends distributed, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class O designates 100%, Class A designates 100%, Class M designates 100%, Class C designates 100%, and Class I designates 100% of the dividends distributed, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	2,503,494,169.451	92.541
Withheld	201,800,793.430	7.459
TOTAL	2,705,294,962.881	100.000
Donald F. Donahue
Affirmative	2,501,059,901.153	92.451
Withheld	204,235,061.728	7.549
TOTAL	2,705,294,962.881	100.000
Bettina Doulton
Affirmative	2,524,061,173.143	93.301
Withheld	181,233,789.738	6.699
TOTAL	2,705,294,962.881	100.000
Vicki L. Fuller
Affirmative	2,533,324,136.044	93.643
Withheld	171,970,826.837	6.357
TOTAL	2,705,294,962.881	100.00
Patricia L. Kampling
Affirmative	2,519,338,413.686	93.126
Withheld	185,956,549.195	6.874
TOTAL	2,705,294,962.881	100.000
Alan J. Lacy
Affirmative	2,500,116,762.736	92.416
Withheld	205,178,200.145	7.584
TOTAL	2,705,294,962.881	100.000
Ned C. Lautenbach
Affirmative	2,444,708,207.970	90.368
Withheld	260,586,754.911	9.632
TOTAL	2,705,294,962.881	100.000
Robert A. Lawrence
Affirmative	2,488,584,471.013	91.989
Withheld	216,710,491.868	8.011
TOTAL	2,705,294,962.881	100.000
Joseph Mauriello
Affirmative	2,479,921,025.431	91.669
Withheld	225,373,937.450	8.331
TOTAL	2,705,294,962.881	100.000
Cornelia M. Small
Affirmative	2,481,322,263.837	91.721
Withheld	223,972,699.043	8.279
TOTAL	2,705,294,962.881	100.000
Garnett A. Smith
Affirmative	2,489,349,790.139	92.018
Withheld	215,945,172.742	7.982
TOTAL	2,705,294,962.881	100.000
David M. Thomas
Affirmative	2,494,960,058.036	92.225
Withheld	210,334,904.845	7.775
TOTAL	2,705,294,962.881	100.000
Susan Tomasky
Affirmative	2,524,551,792.637	93.319
Withheld	180,743,170.244	6.681
TOTAL	2,705,294,962.881	100.000
Michael E. Wiley
Affirmative	2,498,763,876.470	92.366
Withheld	206,531,086.411	7.634
TOTAL	2,705,294,962.881	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,197,621,431.675	69.760
Against	263,369,209.776	15.341
Abstain	227,893,808.916	13.275
Broker Non-Vote	27,891,517.960	1.625
TOTAL	1,716,775,968.328	100.000
Proposal 1 reflects trust wide proposal and voting results.

ADESII-ANN-1120
1.814756.115

Item 2.

Code of Ethics

As of the end of the period, September 30, 2020, Fidelity Destiny Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Capital Development Fund and Fidelity Advisor Diversified Stock Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$52,400	$-	$9,700	$1,200
Fidelity Advisor Diversified Stock Fund	$61,700	$-	$9,900	$1,400

September 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$56,000	$100	$7,200	$1,500
Fidelity Advisor Diversified Stock Fund	$65,000	$100	$7,300	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2020A	September 30, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$3,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2020A	September 30, 2019A
Deloitte Entities	$526,800	$590,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be

compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Destiny Portfolios

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 19, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 19, 2020